UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CBS Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Important Notice Regarding the Availability of Proxy Materials for the CBS Corporation Annual Meeting of Stockholders to be held on May 22, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Additional information on all of the alternatives for voting can be found in these proxy materials.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement, Form 10-K and Letter to Stockholders are available at www.proxyvote.com.

To view this material, have the 12-digit Control #(s) available (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper copy of the documents listed above, including a proxy card if you wish to vote by mail, or an e-mail copy of the documents listed above, or if you want to receive a paper or e-mail copy of proxy materials relating to future stockholder meetings, you must request a copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery with respect to the 2008 Annual Meeting of Stockholders.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CBS CORPORATION

Vote In Person

To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual

Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Daylight Time, on May 21, 2008 (May 20, 2008 for participants in CBS Corporation's 401(k) Plan). Have this Notice in hand when you access the web site and follow the instructions.

Notice of Annual Meeting of Stockholders

The 2008 Annual Meeting of Stockholders of CBS Corporation will be held on Thursday, May 22, 2008, at 10:00 A.M., Eastern Daylight Time at:

Equitable Center
787 Seventh Avenue (at 51st Street)
New York, New York 10019

To obtain directions to attend the Annual Meeting, please send a written request to Director, Shareholder Relations, CBS Corporation, 51 West 52nd Street, New York, New York 10019.

The close of business on March 31, 2008 has been fixed as the record date for determining the record holders of shares of CBS Corporation Class A Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Voting Items
CBS Corporation's Board of Directors recommends a vote "FOR" matters 1 and 2.

1.	The election of 14 directors:

Nominees:

	01) 02) 03) 04) 05) 06) 07)	David R. Andelman Joseph A. Califano, Jr. William S. Cohen Gary L. Countryman Charles K. Gifford Leonard Goldberg Bruce S. Gordon	08) 09) 10) 11) 12) 13) 14)	Linda M. Griego Arnold Kopelson Leslie Moonves Doug Morris Shari Redstone Sumner M. Redstone Frederic V. Salerno

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2008; and

3.	Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the CBS Corporation Annual Meeting of Stockholders to be held on May 22, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Additional information on all of the alternatives for voting can be found in these proxy materials.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement, Form 10-K and Letter to Stockholders are available at www.proxyvote.com.

To view this material, have the 12-digit Control #(s) available (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper copy of the documents listed above,  including a proxy card if you wish to vote by mail, or an e-mail copy of the documents listed above, or if you want to receive a paper or e-mail copy of proxy materials relating to future stockholder meetings, you must request a copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery with respect to the 2008 Annual Meeting of Stockholders.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CBS CORPORATION

Vote In Person
BROADRIDGE FINANCIAL SOLUTIONS, INC. 1981 MARCUS AVE. LAKE SUCCESS , NY 11042 USA

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Meeting Type:	Annual	Meeting Location:	Equitable Center
Meeting Date:	5/22/08		787 Seventh Avenue (at 51st Street)
Meeting Time:	10:00 a.m. EDT		New York, New York
For holders as of:	3/31/08

Voting items

CBS Corporation’s Board of Directors recommends a vote “FOR” matters 1 and 2.

1.	The election of 14 directors:

Nominees:

	01) David R. Andelman	08) Linda M. Griego
	02) Joseph A. Califano, Jr.	09) Arnold Kopelson
	03) William S. Cohen	10) Leslie Moonves
	04) Gary L. Countryman	11) Doug Morris
	05) Charles K. Gifford	12) Shari Redstone
	06) Leonard Goldberg	13) Sumner M. Redstone
	07) Bruce S. Gordon	14) Frederic V. Salerno

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2008; and

3.	Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

Important Notice Regarding the Availability of Proxy Materials for the CBS Corporation Annual Meeting of Stockholders to be held on May 22, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement, Form 10-K and Letter to Stockholders are available at www.proxyvote.com.

To view this material, have the 12-digit Control #(s) available (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper copy of the documents listed above, or an e-mail copy of the documents listed above, or if you want to receive a paper or e-mail copy of proxy materials relating to future stockholder meetings, you must request a copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery with respect to the 2008 Annual Meeting of Stockholders.

To request material:  Internet: www.proxyvote.com  Telephone: 1-800-579-1639  **E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CBS CORPORATION
51 W. 52ND STREET NEW YORK, NY 10019	This notice will enable you to access CBS Corporation material for informational purposes only.

Notice of Annual Meeting of Stockholders

The 2008 Annual Meeting of Stockholders of CBS Corporation will be held on Thursday, May 22, 2008, at 10:00 A.M., Eastern Daylight Time at:

Equitable Center

787 Seventh Avenue (at 51st Street)

New York, New York 10019

To obtain directions to attend the Annual Meeting, please send a written request to Director, Shareholder Relations, CBS Corporation, 51 West 52nd Street, New York, New York 10019.

The close of business on March 31, 2008 has been fixed as the record date for determining the record holders of shares of CBS Corporation Class A Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Voting items

The following proposals are being considered at the upcoming meeting. This information is being provided for informational purposes only.

1.                                       The election of 14 directors;

Nominees:

01) David R. Andelman	08) Linda M. Griego
02) Joseph A. Califano, Jr.	09) Arnold Kopelson
03) William S. Cohen	10) Leslie Moonves
04) Gary L. Countryman	11) Doug Morris
05) Charles K. Gifford	12) Shari Redstone
06) Leonard Goldberg	13) Sumner M. Redstone
07) Bruce S. Gordon	14) Frederic V. Salerno

2.                                       Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2008; and

3.                                       Such other business as may properly come before the Annual Meeting or any adjournment thereof.